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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 21, 2004


COMMISSION FILE NUMBER: 1-5273-1



                                Sterling Bancorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           New York                                            13-2565216
  ----------------------------                             -------------------
  (State of other jurisdiction                                (IRS Employer
       of incorporation)                                   Identification No.)


  650 Fifth Avenue, New York, New York                               10019-6108
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)

                                 (212) 757- 3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5

OTHER EVENTS

On January 21, 2004, the Company issued a press release announcing a conference call on January 22, 2004 at 10:00 am EST to discuss its financial results for the fiscal year and fourth quarter ended December 31, 2003. The press release is included herein as Exhibit 99.1.

ITEM 7

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)               Financial Statements of the Business Acquired.
                  Not Applicable


(b)               Pro Forma Financial Information
                  Not Applicable

(c)               Exhibits
                  99.1     Press Release dated January 21, 2004
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 22, 2004





BY: /s/ JOHN W. TIETJEN
    -----------------------------------
    JOHN W. TIETJEN
    Executive Vice President, Treasurer
    and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number

99.1                      Press Release dated January 21, 2004